Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Nicholas Goodman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of Raser Technologies, Inc. on Form 10-Q for the quarterly period ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: November 10, 2010	/s/ Nicholas Goodman
Nicholas Goodman
Chief Executive Officer
(Principal Executive Officer)

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, John T. Perry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of Raser Technologies, Inc. on Form 10-Q for the quarterly period ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: November 10, 2010	/s/ John T. Perry
John T. Perry
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of each of the above-written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Raser Technologies, Inc. and will be retained by Raser Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The forgoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q and shall not be considered filed as part of the Form 10-Q.